UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: July 15, 2013
(Date of earliest event reported)

KODIAK OIL & GAS CORP.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-32920

_____________________________________

Yukon Territory	N/A
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1625 Broadway, Suite 250
Denver, Colorado 80202
(Address of principal executive offices, including zip code)

(303) 592-8075
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On July 15, 2013, Kodiak Oil & Gas Corp. (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) to report the completion of the acquisition of certain oil and gas properties (the “Oil & Gas Assets”) from Liberty Resources LLC, a Delaware limited liability company. We are filing this Amendment No. 1 to update the financial statements and pro forma financial information filed with the Initial Form 8-K for the six months ended June 30, 2013.  The remaining exhibits included in the Initial Form 8-K have not been changed and are incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The statements of operating revenues and direct operating expenses of the Oil & Gas Assets for the year ended December 31, 2012 and for the six-month periods ended June 30, 2013 and 2012 are attached hereto as Exhibit 99.1 and incorporated herein by reference.
(b) Pro Forma Financial Information.

The Company's unaudited pro forma consolidated balance sheet as of June 30, 2013 and the unaudited pro forma consolidated statement of operations for the six months ended June 30, 2013 are attached hereto as Exhibit 99.2 and incorporated herein by reference.

The Company's unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2012 is attached hereto as Exhibit 99.3 and incorporated herein by reference.

These unaudited pro forma consolidated financial statements are not necessarily indicative of the financial position or results of operations that would have occurred had the acquisition of the Oil & Gas Assets been effected on the assumed dates. Additionally, future results may vary significantly from the results reflected in the unaudited pro forma consolidated statement of operations due to normal production declines, changes in prices, future transactions, the exclusion of various operating expenses and other factors.

(d) Exhibits.

Exhibit 2.1
Amendment No. 1 to the Purchase and Sale Agreement, dated July 12, 2013, by and between Kodiak Oil & Gas (USA) Inc., Liberty Resources LLC and Kodiak Oil & Gas Corp. (filed as Exhibit 2.1 to the Company's Current Report on Form 8-K on July 15, 2013 and incorporated herein by reference)

Exhibit 10.1
Tenth Amendment and Limited Waiver to Amended and Restated Credit Agreement among Kodiak Oil & Gas (USA) Inc., as Borrower, Wells Fargo Bank, N.A., as Administrative Agent, and The Lenders Signatory Thereto, dated as of July 12, 2013 (filed as Exhibit 10.1 to the Company's Current Report on Form 8-K on July 15, 2013 and incorporated herein by reference)

Exhibit 23.1	Consent of EKS&H LLLP

Exhibit 99.1
Statements of operating revenues and direct operating expenses of the properties acquired by Kodiak Oil & Gas Corp. for the year ended December 31, 2012 and for the six-month periods ended June 30, 2013 and 2012

Exhibit 99.2	Unaudited pro forma consolidated balance sheet as of June 30, 2013 and the unaudited pro forma consolidated statement of operations for the six months ended June 30, 2013

Exhibit 99.3
Unaudited pro forma consolidated statement of operations for the year ended December 31, 2012 (filed as Exhibit 99.3 to the Company's Current Report on Form 8-K on July 15, 2013 and incorporated herein by reference)

Exhibit 99.4	Press release of Kodiak Oil & Gas Corp. dated July 12, 2013 (filed as Exhibit 99.4 to the Company's Current Report on Form 8-K on July 15, 2013 and incorporated herein by reference)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KODIAK OIL & GAS CORP.

	By:	/s/ James P. Henderson
James P. Henderson
Date: September 20, 2013		Chief Financial Officer

EXHIBIT INDEX

(d) Exhibits.

Exhibit 2.1
Amendment No. 1 to the Purchase and Sale Agreement, dated July 12, 2013, by and between Kodiak Oil & Gas (USA) Inc., Liberty Resources LLC and Kodiak Oil & Gas Corp. (filed as Exhibit 2.1 to the Company's Current Report on Form 8-K on July 15, 2013 and incorporated herein by reference)

Exhibit 10.1
Tenth Amendment and Limited Waiver to Amended and Restated Credit Agreement among Kodiak Oil & Gas (USA) Inc., as Borrower, Wells Fargo Bank, N.A., as Administrative Agent, and The Lenders Signatory Thereto, dated as of July 12, 2013 (filed as Exhibit 10.1 to the Company's Current Report on Form 8-K on July 15, 2013 and incorporated herein by reference)

Exhibit 23.1	Consent of EKS&H LLLP

Exhibit 99.1
Statements of operating revenues and direct operating expenses of the properties acquired by Kodiak Oil & Gas Corp. for the year ended December 31, 2012 and for the six-month periods ended June 30, 2013 and 2012

Exhibit 99.2	Unaudited pro forma consolidated balance sheet as of June 30, 2013 and the unaudited pro forma consolidated statement of operations for the six months ended June 30, 2013

Exhibit 99.3
Unaudited pro forma consolidated statement of operations for the year ended December 31, 2012 (filed as Exhibit 99.3 to the Company's Current Report on Form 8-K on July 15, 2013 and incorporated herein by reference)

Exhibit 99.4	Press release of Kodiak Oil & Gas Corp. dated July 12, 2013 (filed as Exhibit 99.4 to the Company's Current Report on Form 8-K on July 15, 2013 and incorporated herein by reference)

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